                                                                    Exhibit 23.2
[KPMG PEAT MARWICK LLP LOGO]



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

The Board of Directors
First of America Bank Corporation:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                       /s/ KPMG Peat Marwick LLP

Chicago, Illinois
February 23, 1998